UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 16, 2009
GLG Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33217	20-5009693

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
399 Park Avenue, 38th Floor
New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(212) 224-7200

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On September 16, 2009, the Chairman and Co-Chief Executive Officer of GLG Partners, Inc. (the “Company”) will make a presentation at the Barclays Capital Global Financial Services Conference at 10:30 a.m. (EDT). In the presentation, certain fund performance information will be updated from June 30, 2009 data previously reported. The Company is furnishing to the Securities and Exchange Commission the presentation to be made by its Chairman and Co-Chief Executive Officer at the conference as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. A live audio webcast of the presentation may be accessed through the Investor Relations section of the Company’s website at www.glgpartners.com.
     The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Presentation to be made by the Company’s Chairman and Co-Chief Executive Officer on September 16, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLG PARTNERS, INC.
By:	/s/ Alejandro San Miguel
Alejandro San Miguel
General Counsel and Corporate Secretary

Date: September 16, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Presentation to be made by the Company’s Chairman and Co-Chief Executive Officer on September 16, 2009.